Note 28 - Asset Retirement Obligation (ARO)	12 Months Ended
Oct. 31, 2013
Asset Retirement Obligation Disclosure [Abstract]
Asset Retirement Obligation Disclosure [Text Block]

28.     Asset Retirement Obligation (ARO)

The Company’s ARO represents the present value of future remediation costs, which are recorded in other long-term liabilities (Note 15) and increased the carrying amounts of the related assets in property, plant and equipment, net in the consolidated statements of financial position. The capitalized future site remediation costs are depreciated and the ARO is accreted over the life of the related assets which is included in depreciation and amortization expense.

The fair value of the ARO is determined based on estimates. Considerable management judgment is required in estimating these obligations. The key assumptions include credit adjusted risk free interest rate, timing and the estimate of the remediation activities. Changes in these assumptions based on future information may result in adjustments to the estimated obligations over time.

A reconciliation of the ARO for the years ended October 31, 2013 and 2012 is as follows:

As of October 31	2013	2012
Asset retirement obligation – beginning of year	$12,570	$11,691
Liability incurred	-	-
Liability settled	-	-
Incremental ARO	-	-
Accretion expense	936	906
Foreign exchange and other	(526)	(27)
Asset retirement obligation – end of year	$12,980	$12,570

The Company has pledged a $14.8 million (October 31, 2012 - $15.4 million) letter of credit in support of future site remediation costs.